AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 16, 2005

                                                     Registration No. 333-39172

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)

       Delaware                                         20-0467835
(State of Incorporation)                   (I.R.S. Employer Identification No.)


                                  Phil Rykhoek
                Senior Vice President and Chief Financial Officer
                             Denbury Resources Inc.
                        5100 Tennyson Parkway, Suite 3000
                               Plano, Texas 75024
                                 (972) 673-2000
               (Name, address and telephone number of Registrant's
              Principal Executive Offices and agent for service))


                DENBURY RESOURCES INC. DIRECTOR COMPENSATION PLAN
                            (Full Title of the Plan)

                            _______________________

                                   Copies to:

                                Donald W. Brodsky
                               Jenkens & Gilchrist
                           A Professional Corporation
                        1401 McKinney Street, Suite 2600
                              Houston, Texas 77010
                                 (713) 951-3300


===============================================================================

     This Post-Effective Amendment No. 3 to Registration Statement 333-39172 on Form S-8 is being filed by the registrant, Denbury Resources Inc. ("Denbury") for the sole purpose of filing the form of the Director Compensation Plan ("Plan"), as amended by Denbury, effective May 11, 2005. The Plan was amended to delete the directors' ability to defer receipt of their compensation in response to the adoption of the American Jobs Creation Act of 2004.


                                     Part II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits

         (a)        Exhibits

                    The  following  documents  are  filed  as  a  part  of  this registration statement.

                    Exhibit
                     Number       Document Description
                    -------       --------------------

                       99 Denbury Resources Inc. Director Compensation Plan, as amended on May 11, 2005












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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on this 16 day of June, 2005.

                                       DENBURY RESOURCES INC.


                                       By:  /s/ Phil Rykhoek
                                       ------------------------------------
                                       Phil Rykhoek
                                       Senior Vice President and
                                       Chief Financial Officer


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures                           Title                                  Date
----------                           -----                                  ----


/s/ Ronald G. Greene*                Chairman of the Board of Directors     June 16, 2005
------------------------
Ronald G. Greene


/s/ Gareth Roberts*                 Chief Executive Officer and President   June 16, 2005
------------------------
Gareth Roberts


/s/ Phil Rykhoek                    Senior Vice President and Chief         June 16, 2005
------------------------            Financial Officer
Phil Rykhoek                        (Principal Financial Officer)


/s/ Mark Allen*                     Controller and Chief Accounting         June 16, 2005
------------------------            Officer
Mark Allen                          (Principal Accounting Officer)


/s/ David I. Heather*               Director                                June 16, 2005
------------------------
David I. Heather


/s/ Wieland F. Wettstein*           Director                                June 16, 2005
------------------------
Wieland F. Wettstein


*By   /s/ Phil Rykhoek
      ------------------------------
      Phil Rykhoek

*Attorney-in-Fact pursuant to
power of attorney contained in
original filing of this Registration Statement


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




                                INDEX TO EXHIBITS

Exhibit
Number                     Document Description
-------                    --------------------
 99                        Denbury Resources Inc. Director Compensation Plan,
                           as amended on May 11, 2005


























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